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                                                                   EXHIBIT 10.16

                                                               CONFORMED VERSION


                               SUBSIDIARY GUARANTY

      GUARANTY, dated as of December 26, 2001, made by AMTROL INTERNATIONAL INVESTMENTS, INC., a Rhode Island corporation (the "GUARANTOR"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, as Agent for the Lenders referred to below (in such capacity, the "AGENT") pursuant to the Loan Agreement referred to below.


                              W I T N E S S E T H:

      WHEREAS, AMTROL Holdings, Inc., a Delaware corporation ("HOLDINGS"), AMTROL Inc., a Rhode Island corporation ("AMTROL"), and Water Soft Inc., a Rhode Island corporation (together with AMTROL each a "BORROWER" and collectively the "BORROWERS"), the lenders party thereto from time to time (the "LENDERS") and the Agent are parties to a Loan and Security Agreement, dated as of December 26, 2001 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Loan Agreement");

      WHEREAS, AMTROL directly owns all of the issued and outstanding shares of Stock of the Guarantor; and

      WHEREAS, pursuant to Section 3.1 of the Loan Agreement, the Guarantor is required to execute and deliver to the Agent for the benefit of the Lenders a guaranty guaranteeing all Advances and the Term Loans and all other obligations under the Loan Agreement;

      NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Advances and the Term Loans pursuant to the Loan Agreement, the Guarantor agrees with the Agent as follows:

      Section 1. DEFINITIONS. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

      Section 2. GUARANTY. The Guarantor hereby (i) irrevocably, absolutely and unconditionally guarantees the prompt payment by the Borrowers, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts now or hereafter owing in respect of the Advances, the Term Loans and any other amounts due and payable under the Loan Documents, whether for principal, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to a Borrower whether or not a claim for post-filing interest is allowed in such proceeding), fees, commissions, expenses, indemnifications or otherwise (the "OBLIGATIONS"), and (ii) agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent in enforcing its rights under this Guaranty.


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      Section 3. GUARANTOR'S OBLIGATIONS UNCONDITIONAL.

      (a) The Guarantor hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent and the Lenders. The Guarantor agrees that its guarantee constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by the Agent or any Lender to any Collateral. The obligations of the Guarantor under this Guaranty are independent of the obligations under the Loan Agreement and the other Loan Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or whether any Borrower is joined in any such action. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any provision of any Loan Document other than this Guaranty (including the creation or existence of any Obligations in excess of the amount permitted by any lending formulas contained in the Loan Documents or the amount evidenced by the Loan Documents); (iii) any exchange or release of, or non-perfection of any Lien on or security interest in, any Collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Obligations; (iv) the existence of any claim, set-off, defense or other right that the Guarantor may have against any Person, including, without limitation, the Agent or any Lender, or
(v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower or any other guarantor in respect of the Obligations or the Guarantor in respect hereof.

      (b) This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until such date on which all of the Obligations and all other expenses to be paid by the Guarantor pursuant hereto shall have been satisfied in full and the Loan Agreement shall have been terminated, and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

      Section 4. WAIVERS. The Guarantor hereby waives, to the extent permitted by applicable law, (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Obligation by the Borrowers; (iii) notice of any actions taken by the Agent, any Lender or the Borrowers under any Loan Document or any other agreement or instrument relating thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this
Section 4, might constitute grounds for relieving the Guarantor of its obligations hereunder; (v) any right to compel or direct the Agent or the Lenders to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source; (vi) any requirement that the Agent or any Lender protect, secure, perfect or insure any security interest or Lien or any property subject


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thereto or exhaust any right or take any action against any Borrower or any other Person or any Collateral; and (vii) any other defense available to the Guarantor.

      Section 5. SUBROGATION. The Guarantor hereby waives and irrevocably agrees that it will not exercise any and all rights which it has or may have at any time or from time to time (whether arising directly or indirectly by operation of law or contract) to assert any claim against any Borrower on account of any payments made under this Guaranty or otherwise, including, without limitation, any and all existing and future rights of subrogation, reimbursement, exoneration, contribution and/or indemnity. Notwithstanding anything to the contrary in the preceding sentence, if any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations and all such other expenses shall not have been paid in full, such amount shall be held in trust for the benefit of the Agent, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Agent to be applied in whole or in part by the Agent against the Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of the Loan Agreement.

      Section 6. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants as follows:

      (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth on the first page hereof; and (ii) has all requisite corporate power and authority to execute, deliver and perform this Guaranty and each other Loan Document to which the Guarantor is a party.

      (b) The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document to which the Guarantor is a party (i) have been duly authorized by all necessary corporate action, (ii) do not contravene its applicable charter or by-laws or any applicable law, (iii) do not violate any contractual restriction binding on or otherwise affecting the Guarantor, and
(iv) do not result in or require the creation of any Lien upon or with respect to any of its properties other than pursuant to any such Loan Document.

      (c) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Loan Documents to which the Guarantor is a party.

      (d) Each of this Guaranty and the other Loan Documents to which the Guarantor is a party is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforcement may be limited by the effects of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally.

      (e) There is no pending or, to the knowledge of the Guarantor, threatened action, suit or proceeding against the Guarantor or to which any of the properties of the Guarantor is subject, before any Governmental Authority or any arbitrator (i) which challenges the validity or enforceability of this Guaranty or any of the other Loan Documents to which the Guarantor is a party, or (ii) in which there is a reasonable possibility of an adverse decision


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which would materially adversely affect the business, operations or financial condition of the Guarantor.

      (f) The Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Borrowers, and have no need of, or right to obtain from the Agent or the Lenders, any credit or other information concerning the affairs, financial condition or business of the Borrowers that may come under the control of the Agent or any Lender.

      Section 7. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, the Agent may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by the Agent or any Lender to or for the credit of the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Agent shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. The Agent agrees to notify the Guarantor promptly after any such set-off and application made by the Agent, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and the Lenders under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent and the Lenders may have.

      Section 8. NOTICES, ETC. All notices, requests and demands to or upon the Agent or the Guarantor hereunder shall be effected in the manner provided for in
Section 12 of the Loan Agreement; PROVIDED that any such notice, request or demand to or upon the guarantor shall be addressed to the Guarantor at its notice address set forth on its signature page hereto.

      Section 9. CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES.

      (a) Each of the Guarantor and, by its acceptance hereof, the Agent hereby irrevocably submit to the jurisdiction of any New York State or federal court sitting in New York City in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor and, by its acceptance hereof, the Agent hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. Each of the Guarantor and, by its acceptance hereof, the Agent irrevocably consent to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Guarantor or the Agent, as the case may be, at its address specified in Section 8 hereof. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

      (b) Nothing in this Section 9 shall affect the right of the Agent to serve legal process in any other manner permitted by law or affect the right of the Agent to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdictions.


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      (c) The Guarantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such litigation brought in any such court referred to in paragraph (a) above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Loan Documents.

      Section 10. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND, BY ACCEPTANCE HEREOF, THE AGENT WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      Section 11. MISCELLANEOUS.

      (a) The Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Agent at such address specified by Agent from time to time by notice to the Guarantor.

      (b) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and the Agent, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      (c) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent to exercise any of its rights under any other Loan Document against such party or against any other Person.

      (d) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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      (e) This Guaranty shall (i) be binding on the Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Agent and the Lenders, to the benefit of the Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, to the extent permitted by
Section 16 of the Loan Agreement, any Lender may assign or otherwise transfer its rights under any other Loan Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lender herein or otherwise. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent.

      (f) This Guaranty and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.



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      IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.



                                        AMTROL INTERNATIONAL
                                        INVESTMENTS, INC.,
                                        a Rhode Island corporation


                                        By: /s/ Larry Guillemette
                                            -------------------------------
                                            Name: Larry Guillemette
                                            Title: President




                                        Address:

                                        1400 DIVISION ROAD
                                        W. WARWICK, RI 02893
                                        Tel: (401) 884-6300
                                        Fax: (401) 884-7861




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